Supplement dated May 20, 2021
to the Thrivent Mutual Funds Statement of Additional Information (“SAI”) dated February 28, 2021
1.Effective immediately, the following nonfundamental investment restriction is removed from the “Investment Policies and Restrictions – Investment Limitations” section:
None of the Funds will purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Fund’s total assets are outstanding. The Funds intend to limit borrowings to amounts borrowed from a bank, reverse repurchase agreements (insofar as they are considered borrowings), or an interfund lending agreement.
2.In the “Investment Adviser, Investment Subadviser and Portfolio Managers – Investment Adviser” section, the information in the table under the heading “Ownership in the Funds” for Mr. Wong as of October 31, 2020 is deleted and replaced with the following:
Portfolio Manager	Fund	Fund Ownership	Portfolio (1)	Portfolio Ownership	Ownership in Fund Complex (2)
Graham Wong	Thrivent Mid Cap Value Fund	$100,001-$500,000	Thrivent Mid Cap Value Portfolio	None	$100,001-$500,000

(1)Each Portfolio listed is a series of Thrivent Series Fund, Inc., is managed by the same portfolio manager(s) and has substantially similar investment objectives and policies to the corresponding Fund listed.
(2)Ownership in Fund Complex includes investments in Thrivent Mutual Funds, Thrivent Series Fund, Inc., and Thrivent Church Loan and Income Fund.
Please include this Supplement with your Statement of Additional Information.
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